UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Marvell Technology, Inc.

(Name of Registrant as Specified in Its Charter)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number V37647-P04836 MARVELL TECHNOLOGY, INC. 1000 N. WEST STREET SUITE 1200 WILMINGTON, DE 19801 MARVELL TECHNOLOGY, INC. 2024 Annual Meeting Vote by June 19, 2024 11:59 PM ET You invested in MARVELL TECHNOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 20, 2024. Vote Virtually at the Meeting* June 20, 2024 12:00 PM PDT Virtually at: www.virtualshareholdermeeting.com/MRVL2024 *Please check the meeting materials for any special requirements for meeting attendance. For complete information and to vote, visit www.ProxyVote.com Control # Get informed before you vote View the Notice and Proxy Statement, Stockholder Letter and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V37648-P04836 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com 1. Election of Directors Nominees: 1a. Sara Andrews For 1b. W. Tudor Brown For 1c. Brad W. Buss For 1d. Daniel Durn For 1e. Rebecca W. House For 1f. Marachel L. Knight For 1g. Matthew J. Murphy For 1h. Michael G. Strachan For 1i. Robert E. Switz For 1j. Ford Tamer For 1k. Richard P. Wallace For 2. An advisory (non-binding) vote to approve compensation of our named executive officers. For 3. To ratify the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for the fiscal year ending February 1, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.